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                                 EXHIBIT 10.104

                            INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT made and entered into as of the ____ day of ___________, 2002 (this "Agreement"), by and between QUAKER FABRIC CORPORATION, a Delaware corporation (the "Company"), and ___________________ (the "Indemnitee"):

     WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as executive officers, directors or in other capacities unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of such corporations;

     WHEREAS, the difficulties of obtaining adequate insurance and uncertainties relating to such insurance and to indemnification have increased the difficulty of attracting and retaining such persons;

     WHEREAS, the Board of Directors of the Company has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

     WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

     WHEREAS, this Agreement is a supplement to and in furtherance of the Certificate of Incorporation and the By-laws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of the Indemnitee thereunder;

     WHEREAS, each of the Certificate of Incorporation and By-laws of the Company and the Delaware director indemnification statute is nonexclusive and therefore contemplates that contracts may be entered into with respect to indemnification of a Delaware corporation's directors, officers and employees; and

     WHEREAS, the Indemnitee is willing to serve or to continue to serve for or on behalf of the Company on the condition that he be so indemnified;

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows:

     Section 1. Services by Indemnitee. The Indemnitee agrees to serve as a director and/or executive of the Company. The Indemnitee may at any time and for any reason resign from such



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position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue the Indemnitee in any such position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries) and the Indemnitee. The Indemnitee specifically acknowledges that the Indemnitee's employment with the Company (or any of its subsidiaries), if any, is at will, and the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between the Indemnitee and the Company (or any of its subsidiaries), other applicable formal severance policies duly adopted by the Company or, with respect to service as a director of the Company, by the Company's Certificate of Incorporation and By-laws and the General Corporation Law of the State of Delaware. Notwithstanding the foregoing, this Agreement shall remain in full force and effect as provided in Section 13 hereof after the Indemnitee has ceased to serve as an officer, director, agent or employee of the Company.

     Section 2. Indemnification. The Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of the Indemnitee provided hereunder shall include but shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

     Section 3. Action, Suit or Proceeding Other Than an Action or Suit by or in the Right of the Company. The Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he or she was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he or she is or was, either prior to or after the execution of this Agreement, a director, officer, employee, agent or fiduciary of the Company or is or was, either prior to or after the execution of this Agreement, serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity or by reason of any action alleged to have been taken or omitted by him or her, either prior to or after the execution of this Agreement, in any such capacity. Pursuant to this Section 3, the Indemnitee shall be indemnified against all costs, charges, expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful.

     Section 4. Action or Suit by or in the Right of the Company. The Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he or she is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become, either prior to or after the execution of this Agreement, a director, officer, employee, agent or fiduciary of the Company or is or was, either prior to or after the execution of this Agreement, serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity or by reason of


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any action alleged to have been taken or omitted by him or her, either prior to or after the execution of this Agreement, in any such capacity. Pursuant to this
Section 4, the Indemnitee shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of the Indemnitee to the Company, unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such expenses and costs as such court shall deem proper.

     Section 5. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement and in addition to the rights to indemnification set forth in Sections 3 and 4 hereof, to the extent that the Indemnitee has served as a witness on behalf of the Company or has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections 3 and 4 hereof, or in defense of any claim, issue or matter therein, or upon appeal from any such action, suit or proceeding, he or she shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

     Section 6. Partial Indemnification. In addition to the rights to indemnification set forth in Sections 3 and 4 hereof, if the Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or 4 hereof, and as a result is not entitled under Section 3, 4 or 5 hereof to indemnification by the Company for the total amount of the expenses (including attorneys' fees), costs, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her, the Company shall nevertheless indemnify the Indemnitee, as a matter of right pursuant to Section 5 hereof, to the extent that the Indemnitee has been partially successful.

     Section 7. Determination of Entitlement to Indemnification. Upon written request by the Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) by a majority vote of the Disinterested Directors (as hereinafter defined), even if less than a quorum of the Board of Directors; or (b) if there are no such Disinterested Directors or if a majority of the Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (c) if so directed by the Board of Directors, by the stockholders. Independent Counsel shall be selected by the Board of Directors and approved by the Indemnitee. Upon failure of the Board so to select Independent Counsel or upon failure of the Indemnitee so to approve Independent Counsel, Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination


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of entitlement to indemnification shall be made not later than 60 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information that is necessary for such determination and which is reasonably available to the Indemnitee. Any costs or expenses (including attorneys' fees) incurred by the Indemnitee in connection with his or her request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom irrespective of the outcome of the determination of the Indemnitee's entitlement to indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

     Section 8. Presumptions and Effect of Certain Proceedings. The General Counsel and Secretary of the Company shall, promptly upon receipt of the Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that the Indemnitee has made such request for indemnification. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that the Indemnitee had reasonable cause to believe that his or her conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification except as may be provided herein.

     Section 9. Advancement of Expenses and Costs. All reasonable expenses and costs incurred by the Indemnitee (including attorneys' fees, costs of bonds, retainers and advances of disbursements and required of the Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of the Indemnitee within 20 days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time. The Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him or her in connection therewith and shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.


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     Section 10. Remedies of Indemnitee in Cases of Determination not to
Indemnify or to Advance Expenses. In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8, or if expenses are not advanced pursuant to
Section 9, the Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of his or her entitlement to such indemnification or advance. Alternatively, the Indemnitee at his or her option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination (if so made) that he or she is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this agreement and is precluded from making any assertion to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

     Section 11. Other Rights to Indemnification. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may now or in the future be entitled under any provision of any agreement, any provision of the Certificate of Incorporation or By-laws of the Company, any vote of stockholders or Disinterested Directors, any provision of law, or otherwise.

     Section 12. Attorneys' Fees and Other Expenses To Enforce Agreement. In the event that the Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if he or she prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against, any actual expenses for attorneys' fees and disbursements reasonably incurred by him or her.

     Section 13. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) 10 years after the Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 3 and 4 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to the Indemnitee. Notwithstanding the foregoing, this Agreement shall terminate and the Indemnitee shall have no further rights under this Agreement, including but not limited to any rights to indemnification or advancement of expenses, upon the commencement, directly or indirectly, by or on behalf of the Indemnitee, of any suit or proceeding against the Company


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other than (i) a suit or proceeding seeking a final adjudication of the
Indemnitee's right to indemnification under Section 10 of this Agreement or (ii) a suit or proceeding seeking indemnification or contribution from the Company where the Company is or may be liable for all or part of a claim against the Indemnitee or (iii) a class action where the Indemnitee is not a class representative. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnitee and his or her spouse, assigns, heirs, devises, executors, administrators or other legal representatives.

     Section 14. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     Section 15. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     Section 16. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     Section 17. Definitions. For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by the Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or the Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

     Section 18. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of


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any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     Section 19. Notice by the Indemnitee. The Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

     Section 20. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

               (a)  If to the Indemnitee, to:

                    [Name]
                    [Address]

               (b)  If to the Company, to:

                    Quaker Fabric Corporation
                    941 Grinnell Street
                    Fall River, Massachusetts 02721
                    Attn: General Counsel and Secretary

or to such other address as may have been furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

     Section 21. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to rules governing the conflict of laws.

     Section 22. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all existing agreements between them concerning such subject matter.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            QUAKER FABRIC CORPORATION


                                            By
                                              ----------------------------------
                                              Name:
                                              Title:


                                            ------------------------------------
                                            INDEMNITEE


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